UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     July 19, 2007
                                                --------------------------------

                            BCAPB LLC Trust 2007-AB1
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)

                                   BCAP LLC
--------------------------------------------------------------------------------
            (Exact name of depositor as specified in its charter)

                               Barclays Bank PLC
--------------------------------------------------------------------------------
              (Exact name of sponsor as specified in its charter)


        Delaware                       333-140720-06            20-3375999
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number    (IRS Employer
of incorporation of depositor)      of issuing entity)        Identification No.
                                                                of depositor)

    200 Park Avenue, New York, New York                         10166
--------------------------------------------------------------------------------
(Address of principal executive offices of depositor)  (Zip Code of depositor)


Depositor's telephone number, including area code     (212) 412-4000
                                                 -------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On July 19, 2007, BCAP LLC (the "Depositor") caused the issuance of the BCAPB LLC Trust 2007-AB1 Mortgage Pass-Through Certificates, Series 2007-AB1 (the "Certificates"). The Certificates were issued pursuant to a Trust Agreement, dated as of July 1, 2007 (the "Trust Agreement"), by and between the Depositor, as depositor, Wells Fargo Bank, N.A., as custodian, and Deutsche Bank National Trust Company, as trustee. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates, having an aggregate initial principal amount of approximately $546,526,000, were sold to Barclays Capital Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of July 18, 2007, by and between the Depositor and the Underwriter.

      The Class R and Class CE Certificates were sold by the Depositor to Barclays Capital Inc. in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act. The net proceeds from the sale of these certificates were applied by the Depositor toward the purchase of the mortgage loans constituting the pool assets.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated July 18, 2007, by and between the Depositor, as depositor, and Barclays Capital Inc., as underwriter.

Exhibit 4 Trust Agreement, dated as of July 1, 2007, by and among the Depositor, as depositor, Wells Fargo Bank, N.A., as custodian, and Deutsche Bank National Trust Company, as trustee.

Exhibit 10.1 Seller's Warranties and Servicing Agreement, dated as of February 1, 2007, between Barclays Bank PLC, as purchaser, and Wells Fargo Bank, N.A., as original loan seller (included as Exhibit L to Exhibit 4).

Exhibit 10.2 Assignment and Recognition Agreement, dated July 19, 2007, among the Depositor, Barclays Bank PLC, Wells Fargo Bank, N.A., as seller and as servicer and Deutsche Bank National Trust Company, as trustee (included as Exhibit M to Exhibit 4).

Exhibit 10.3 Interest Rate Swap Agreement, dated as of July 19, 2007, between Barclays Bank PLC, as swap provider, and Deutsche Bank National Trust Company, as trustee, on behalf of BCAPB LLC Trust 2007-AB1 (the "Trust") (included as Exhibit N to Exhibit 4).

Exhibit 10.4 Representation Letter, dated July 19, 2007, between the Depositor and Barclays Bank PLC (included as Exhibit T to Exhibit 4).

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 3, 2007                   BCAP LLC



                                       By:  /s/ Tom Hamilton
                                          --------------------------------------
                                          Name:  Tom Hamilton
                                          Title: President and Chief Executive
                                                 Officer

                                INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                     Paper (P) or
Exhibit No.         Description                                   Electronic (E)
-----------         -----------                                   --------------

1                   Underwriting Agreement, dated July 18,             (E)
                    2007, by and between the Depositor, as
                    depositor, and Barclays Capital Inc., as underwriter.

4                   Trust Agreement, dated as of July 1, 2007,         (E)
                    by and among the Depositor, as depositor, Wells Fargo Bank, N.A., as custodian, and
                    Deutsche Bank National Trust Company, as trustee.

10.1                Seller's Warranties and Servicing                  (E)
                    Agreement, dated as of February 1, 2007, between Barclays Bank PLC, as purchaser, and Wells Fargo Bank, N.A., as original loan seller (included as Exhibit L to Exhibit 4).

10.2                Assignment and Recognition Agreement, dated        (E)
                    July 19, 2007, among the Depositor,
                    Barclays Bank PLC, Wells Fargo Bank, N.A., as seller and as servicer and Deutsche Bank
                    National Trust Company, as trustee
                    (included as Exhibit M to Exhibit 4).

10.3                Interest Rate Swap Agreement, dated as of          (E)
                    July 19, 2007, between Barclays Bank PLC, as swap provider, and Deutsche Bank
                    National Trust Company, as trustee, on
                    behalf of BCAPB LLC Trust 2007-AB1 (the
                    "Trust") (included as Exhibit N to Exhibit
                    4).

10.4                Representation Letter, dated July 19, 2007,        (E)
                    between the Depositor and Barclays Bank PLC
                    (included as Exhibit T to Exhibit 4).